Exhibit 23.3

                                               Johnson, Holscher & Company, P.C.
                                                    Certified Public Accountants

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment #2 to the Registration Statement on Form S-8 of WaveRider Communications Inc. (the "Company"), of our report dated March 20, 1998 and March 22, 1999, Note 4. Prior Period Adjustment, on our audits of the consolidated financial statements of the Company as of December 31, 1997.

Johnson, Holscher & Company, P.C.

November 1,  2000